UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 21, 2012
PEQUOT RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-166848	27-0535237
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4759 Kester Avenue, Sherman Oaks, CA		91403
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(310) 780-1558

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Items

On December 21, 2012, our board of directors approved an agreement and plan of merger to merge with and into our wholly-owned subsidiary Pequot Resources, Inc., a Nevada corporation, to effect a name change from Pequot Resources, Inc. to Resolute Oncology Inc.  Resolute Oncology Inc. was formed solely for the change of name.

The name change is currently under review with the Financial Industry Regulatory Authority (“FINRA”).  We will announce the completion of FINRA review and the effectiveness of these changes on the market by filing a Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEQUOT RESOURCES, INC.

/s/ Blair Sorby
Blair Sorby
President, Chief Executive Officer and Director

Date:	January 4, 2013